UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 16, 2006
Date of Report (Date of earliest event reported)

Poniard Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Washington	0-16614	91-1261311
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(206) 281-7001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b)           On August 16, 2006, Alan A. Steigrod resigned as a director of the Company for personal reasons.  The board of directors of the Company, by resolution effective on August 16, 2006, reduced the number of directors of the Company from nine to eight and appointed Ronald A. Martell, a current director of the Company, to fill the vacancies on the Audit Committee and the Compensation Committee of the board of directors created by Mr. Steigrod’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: August 16, 2006	By:	/s/ Anna L. Wight
Name: Anna L. Wight
Title: Vice President, Legal